Pursuing Effective Business Strategy in Regional Insurance Markets Investor Meetings December 2013 Exhibit 99.1

Forward-Looking Statements
The Company bases all statements made in this presentation that are not historic facts on its current expectations. These statements are forward-looking in nature (as defined in the Private
Securities Litigation Reform Act of 1995) and involve a number of risks and uncertainties. Actual results could vary materially. Factors that could cause actual results to vary materially include: the
Company’s ability to maintain profitable operations, the adequacy of the loss and loss expense reserves of the Company’s insurance subsidiaries, business and economic conditions in the areas in which the Company operates, interest rates, competition from various insurance and other financial businesses, terrorism, the availability and cost of reinsurance, adverse and catastrophic weather events, legal and judicial developments, changes in regulatory requirements, the
Company’s ability to integrate and manage successfully the companies it may acquire from time to time and other risks the Company describes from time to time in the periodic reports it files with the Securities and Exchange Commission. You should not place undue reliance on any such forward-looking statements.  The Company disclaims any obligation to update such statements or to announce publicly the results of any revisions that it may make to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.
Reconciliations of non-GAAP data are available on the Company’s website at
investors.donegalgroup.com in the Company’s news releases regarding quarterly financial results.

Insurance Holding Company with Mutual
Affiliate
•
Structure provides stability for successful long-term business strategy
•
Public company traded on NASDAQ (DGICA/DGICB)
–
Class A dividend yield of 3.25%
–
Class A shares have 1/10 vote; Class B shares have one vote
•
Regional property and casualty insurance group
–
22 Mid-Atlantic, Midwestern, New England and Southern states
–
Distribution force of approximately 2,500 independent agencies
–
$496 million in 2012 net written premiums, up 9.3% from 2011
($673 million in agency direct written premiums for insurance group*)
–
Completed ten M&A transactions since 1988
•
Rated A (Excellent) by A.M. Best (affirmed September 2013)
–
Debt-to-capital of approximately 18%

* Includes Donegal Mutual Insurance Company and Southern Mutual Insurance Company

50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

130%
125%
120%
115%
110%
105%
100%
95%
90%
85%
80%
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

30%
25%
20%
15%
10%
5%
0%
-5%
-10%
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

DONEGAL GROUP INC.

Objective: Outperform Industry
Service, Profitability and Book Value Growth

Change in Net Written Premiums
DGI CAGR: 10% Index CAGR: 2%
Donegal Group
SNL Small Cap U.S. Insurance Index (average)
GAAP Combined Ratio
DGI Avg: 97%  Index Avg: 103%
Change in Book Value
DGI CAGR: 7%  Index CAGR: N/A

9mos 2013: Strong Growth and Operating
EPS* of 58¢ vs. 53¢ in 9mos 2012
•
7.3% YTD increase in net written premiums
–
Driven by strong commercial lines growth
•
98.2% YTD statutory combined ratio
–
Q3 combined ratio of 96.0% is the lowest for any period in past five years
–
Measurable progress from rate increases and underwriting
initiatives
–
Year-to-date weather losses and large fire losses below prior year level – minimal Q4 impact expected from November Midwest
storms
•
Book value per share at $14.95 vs. $15.63 at year-end 2012
–
Interest rate driven mark-to-market adjustments lowered book value

Additional details are available on our website
(investors.donegalgroup.com)
* Reconciliations and definitions of non-GAAP data are available on the Investors area of our website

Achieve Book Value Growth By Implementing Plan Drive revenues with opportunistic transactions and organic growth Focus on margin enhancements and investment contributions

Atlantic States
Insurance
Company
(1) Because of the different relative voting power of Class A common stock and Class B common stock, public stockholders hold approximately 34% of the aggregate voting power of the combined classes, and
Donegal Mutual holds approximately 66% of the aggregate voting power of the combined classes.
100%
54% (1)
46% (1)
100%
Reinsurance
48%
52%
= P&C Insurance Subsidiaries = Thrift Holding Company /Federal Savings Bank
POOLING
AGREEMENT
100% 100% 100% 100% 100%
Donegal Group Inc.
Donegal Mutual
Insurance Company
Donegal Financial
Services Corporation
(Union Community Bank)
Opportunistic Ownership Structure Provides Flexibility and Capacity
Structure Provides Flexibility and Capacity
Public
Stockholders
Sheboygan Falls
Insurance Company
Michigan Insurance
Company
Southern Insurance
Company of Virginia
Le Mars
Insurance Company
The Peninsula
Insurance Company
Peninsula
Indemnity Company
Southern Mutual
Insurance Company
100%

80%
20%

Michigan
Sheboygan
Peninsula
Le Mars
Southern
Atlantic States
10% CAGR (6.5% organic)
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

DONEGAL GROUP INC.

Acquisitions Have Made Meaningful
Contribution to Long-term Growth

January 2004
Acquired Le Mars and Peninsula
December 2010
Acquired Michigan
Implemented 25% Quota Share
December 2008
Acquired Sheboygan Falls
Implemented Pooling Change
$283
$302
$207
$307
$314
$365 $363
$392
$454
$496
Net Written Premiums
(dollars in millions)

Acquisition Strategy Drives Geographic
Expansion
•
10 M&A transactions since 1988
–
Experienced consolidation team
•
Acquisition criteria:
–
Serving attractive
geography
–
Favorable regulatory,
legislative and judicial
environments
–
Similar personal/commercial
business mix
–
Premium volume
up to $100 million

Example: Southern Mutual Insurance Co.
•
Affiliation with Donegal Mutual in 2009
•
Donegal Mutual surplus note investment of $2.5 million
•
$16.8 million in 2012 direct written premiums
•
100% quota share reinsurance with Donegal Mutual
–
SMIC cedes underwriting results to Donegal Mutual
–
Donegal Mutual includes business in pooling agreement with
Atlantic States (80% of SMIC business to Donegal Group)
•
Expanded market presence in Georgia and South Carolina
•
Serves as model for mutual-to-mutual affiliations

Example: Michigan Insurance Company
•
Attractive franchise
acquired in 2010
•
Potential for increased
premium contribution
•
Track record of profitability
•
Provided entry into new
state as part of Midwest
expansion strategy
–
Capable management
team
–
Quality agency distribution
system
–
Diversified mix of business

(Dollars in millions) 2010
(under
prior
owner)
2011 2012 2013
Direct written
premiums
$105 $108 $111 $115**
External quota
share
75% 50% 40% 30%
Ceded to Donegal
Mutual*
N/A 25% 25% 25%
Retained by MICO 25% 25% 35% 45%
Included in DGI
NPW
N/A $46 $57 $68**
Statutory
combined ratio
97% 95% 94% N/A
* Premiums ceded to Donegal Mutual are included in
pooling agreement with Atlantic States (80% to DGI)
** Projected based on estimated 2013 growth rate

Workers' Comp 13%
Homeowners 20%
Other Personal 3%
Multi Peril 13%
Other Commercial 2%
Commercial Auto 10%
Personal Auto 39%

DONEGAL. GROUP INC.

Business Mix Offers Broad-based
Opportunities
•
Commercial lines = 41% of
NWP in 9mos 2013
– Commercial lines renewal
premiums increases in 5-7%
range
– Ongoing emphasis on new
business growth in all regions
•
Personal lines = 59% of
NWP in 9mos 2013
– Rate increases in 3-8% range
– Minimal exposure growth other
than MICO premiums retained

Net Written Premiums by Line of Business
(December 31, 2012)

Organic Growth Centered on Relationships
with ~2,500 Independent Agencies
•
Ongoing objectives:
–
Achieve top three ranking within appointed agencies in lines of business we write
–
Leverage “regional” advantages and maintain personal
relationships as agencies grow and consolidate
•
Continuing focus on commercial lines growth:
–
Emphasize expanded commercial lines products and capabilities in current agencies
–
Appoint commercial lines focused agencies to expand
distribution in key geographies
–
Strengthen relationships with agencies appointed in recent years

Write PRO®

WriteBiz®

Write FARM®

DONEGAL® GROUP INC.

Best-In-Class Technology and Agent Support
Personal Lines
•
Donegal offers state-of-the-art
quoting and underwriting
capabilities
Commercial Lines
•
Donegal offers web-based
underwriting system with
automated rating and
underwriting

Call
Call
Center
Center
Service
Service
Center
Center
ImageRight
ClaimCenter
Mobile App

Achieve Book Value Growth By Implementing Plan Drive revenues with opportunistic transactions and organic growth Focus on margin enhancements and investment contributions

90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2005
2006
2007
2008
2009
2010
2011
2012

90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2005
2006
2007
2008
2009
2010
2011
2012

DONEGAL GROUP INC.

Remain Focused on Underwriting to Best Leverage Rate Increases 16 Donegal Insurance Group (SNL P&C Group) SNL P&C Industry (Aggregate) Personal Lines Loss Ratio Commercial Lines Loss Ratio

Focus on Underwriting Profitability
•
Sustain pricing discipline and conservative underwriting
•
Manage exposure to catastrophe/unusual weather events
–
Purchase reinsurance coverage in excess of a one-in-200 year event
•
Link employee compensation directly to underwriting
performance
•
Focus on rate adequacy and pricing sophistication
•
Leverage centralized oversight of regional underwriting
•
Emphasize IT-based programs such as automated decision
trees and predictive modeling

In-Force Policy Count
Retention Levels
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
-
100.0%
95.0%
90.0%
85.0%
80.0%
75.0%
70.0%
65.0%
60.0%
55.0%
50.0%
2008
2009
2010
2011
2012

DONEGAL GROUP INC.

Emphasize Growth in More Profitable
Commercial Lines
•
93.0% Q313 statutory
combined ratio
•
Introduce core Donegal
products in new regions
•
Growth focus on accounts
with premiums in $10,000 to
$75,000 range
•
Expand appetite within
classes and lines already
written
–
Add related classes
–
Appropriately use reinsurance

In-Force Policy Count
Retention Levels
500,000
450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
-
100.0%
95.0%
90.0%
85.0%
80.0%
75.0%
70.0%
65.0%
60.0%
55.0%
50.0%
2008
2009
2010
2011
2012

Focus on Margin Improvement in
Personal Lines
•
97.9% Q313 statutory
combined ratio
•
Acquired companies weighted
to personal lines
•
Focus on the preferred and
superior risk markets
•
Rate increases in virtually
every jurisdiction
•
New and renewal inspection
and renewal re-tiering
•
Seek geographic spread of risk
•
Balance portfolio (auto/home)

Employ Sophisticated Pricing and
Actuarial Tools
•
Predictive modeling tools
enhance our ability to
appropriately price our
products
–
Sophisticated predictive
modeling algorithms for
pricing/tiering risks
–
Territorial segmentation and
analysis of environmental
factors that affect loss
experience
–
Exploring tools that allow
consideration of vehicle-
specific data in pricing
•
External information
sources allow us to
develop price optimization
strategies
•
Formal schedule of regular
rate adequacy reviews for
all lines of business,
including GLM analysis on
claim costs and agency
performance
•
Currently evaluating usage-
based insurance tools

$250,936
$243,015
$217,897
$180,262
$161,306
Development
(Favorable)
$2,684 1.5%
$9,823 6.1%
($2,885) (1.6%)
($168) --
$7,596 3.1%
2008
2009
2010
2011
2012

Maintain Reserve Adequacy to Support
Margin Expansion

•
Reserves at $251 million
at year-end 2012
–
Midpoint of actuarial range
–
Conservative reinsurance
program limits volatility
•
Emphasis on faster claims
settlements to reduce
longer-term exposures
•
Development YTD 2013 of
$9.6 million within normal
range
Values shown are selected reserves
Vertical bars represent actuarial ranges
Reserve Range at 12/31/2012
Low  $228,720
High $275,282
Selected at midpoint
(dollars in thousands, net of reinsurance)
Established Reserves at Year-end

Direct Premiums per Employee

$1,000
(Dollars in thousands)
$900
$800
$700
$600
$500
$400
$300
$200
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

DONEGAL GROUP INC.

Drive Increased Efficiency with Automation
• Current infrastructure can
support premium growth
• Premiums per employee rising
due to underwriting systems
• Claims system allows more
rapid and efficient claims
handling
• Mutual structure provides
opportunities for operational
and expense synergies
• Statutory expense ratio of
29.6% for YTD 2013 vs. 29.3%
for 2012

Short-Term Securities 5%
Treasury 4%
Agency 5%
Corporate 7%
Equity 2%
Mortgage Backed Securities (MBS) 19%
Tax-Exempt Municipals 56%
Taxable Munis 2%

DONEGAL GROUP INC.

Maintain Conservative Investment Mix to
Minimize Risk

* Excluding investments in affiliates
$752 Million in Invested Assets*
(as of September 30, 2013)
• 89% of portfolio invested in
fixed maturities at
September 30, 2013
–
Effective duration = 5.3
years
–
Tax equivalent yield = 3.3%
• Taking proactive steps to
reduce interest rate risk
• Emphasis on quality
–
86% AA-rated or better
–
98% A-rated or better
• Liquidity managed through
laddering

Donegal Financial Services Corporation
Bank Investment = 5% of Invested Assets
•
DFSC owns 100% of Union Community Bank
–
Serves Lancaster County (location of Donegal headquarters)
•
Expanded to 13 branches via acquisition in May 2011
–
Added scale to banking operation
–
Enhanced value of historic bank investment
–
Increased potential for bottom-line contribution
•
DGI owns approximately 48% of DFSC
–
52% owned by Donegal Mutual
•
Union Community Bank is financially strong and profitable

Union Community Bank is Financially Strong
and Profitable
•
Results for first nine months of 2013:
–
$515 million in assets at September 30, 2013
–
$5.4 million in YTD net income
•
Excellent capital ratios at September 30, 2013:

Tier 1 capital to average total assets 15.73%
Tier 1 capital to risk-weighted assets 23.01%
Risk-based capital to risk-weighted assets 25.12%

Achieve Book Value Growth By Implementing Plan Drive revenues with opportunistic transactions and organic growth Focus on margin enhancements and investment contributions

Book Value Plus Cumulative Dividends

7% CAGR
$20.00
$15.00
$10.00
$5.00
$-
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Book Value
Dividends Paid

DONEGAL. GROUP INC.

Strong Capital + Solid Plan to Drive Results
•
Rated A (Excellent) by
A.M. Best
–
Debt-to-capital of
approximately 18%
–
Premium-to-surplus of
approximately 1.5-to-1
•
Dividend yield of 3.25% for
Class A shares
•
New authorization for
repurchase of up to
500,000 shares of Class A
common stock

Structure Provides Stability to Pursue
Successful Long-Term Business Strategy
•
Regional property casualty insurance company
–
Insurance holding company with mutual affiliate
•
Objective to outperform industry in service, profitability
and book value growth
•
Drive revenues with opportunistic transactions and organic
growth
–
10% CAGR in net written premiums since 2002
•
Focus on margin enhancements and investment
contributions

Supplemental Information

History of Contributing Transactions
Company Le Mars Peninsula Sheboygan
Southern
Mutual
Michigan
Year Acquired 2004 2004 2008 2009 2010
Company Type Mutual Stock Mutual Mutual Stock
Primary Product Line Personal Niche Personal Personal Pers./Comm.
Geographic Focus Midwest Mid-Atlantic Wisconsin
Georgia/
South Carolina
Michigan
Transaction Type Demutualization Purchase Demutualization Affiliation Purchase
Net Premiums Acquired $20 million $34 million $8 million $11 million $27 million*
Acquisition Price $4 million $24 million $4 million N/A $42 million
Avg. Growth Rate** 4% 3% 13% N/A N/A
Avg. Combined Ratio** 93% 93% 106% 106% 95%

*   Michigan's direct premiums written were $105 million in 2010
** Since acquisition

Net Premiums Written by Line of Business
(in millions) Q3 13 Q2 13 Q1 13 Q4 12 Q3 12 Q2 12 Q1 12 Q4 11
Personal lines:
Automobile $50.9 $50.2 $48.6 $45.6 $51.4 $50.2 $48.0 $44.6
Homeowners 29.8 29.1 21.9 22.3 27.6 27.0 20.2 22.3
Other 4.2 4.3 3.4 4.0 4.2 4.2 3.7 3.8
Total personal lines 84.8 83.6 73.8 71.9 83.1 81.4 71.9 70.7
Commercial lines:
Automobile 14.0 15.7 15.5 12.0 12.5 14.0 12.9 10.6
Workers’ compensation 18.3 19.7 23.2 14.3 16.1 16.3 18.6 11.0
Commercial multi-peril 18.0 20.0 19.7 14.7 15.9 17.4 16.4 13.4
Other 1.4 1.6 0.3 1.8 1.7 2.0 1.5 2.0
Total commercial lines 51.8 57.0 58.6 42.8 46.2 49.7 49.4 37.0
Total net premiums written $136.6 $140.6 $132.5 $114.7 $129.3 $131.1 $121.3 $107.7

Combined Ratio Analyses
(percents) Q3 13 Q2 13 Q1 13 Q4 12 Q3 12 Q2 12 Q1 12 Q4 11
Stat Combined Ratios:
Personal lines 97.9 100.2 98.1 108.9 101.3 108.4 101.6 116.7
Commercial lines 93.0 101.4 98.4 88.5 91.4 95.1 88.8 105.5
Total lines 96.0 100.6 98.0 101.2 97.6 103.5 96.9 112.8
GAAP Combined Ratios (total lines):
Loss ratio (non-weather) 57.8 63.1 64.1 68.2 58.6 63.8 62.3 71.6
Loss ratio (weather-related) 7.2 7.4 4.5 3.9 9.3 9.6 4.5 10.6
Expense ratio 32.3 32.3 30.7 29.3 31.4 31.9 32.4 30.5
Dividend ratio 0.3 0.3 0.4 0.3 0.3 0.1 0.2 0.5
Combined ratio 97.6 103.1 99.7 101.7 99.6 105.4 99.4 113.2
GAAP Supplemental Ratios:
Fire losses greater than $50,000 2.4 4.4 6.5 5.5 5.5 5.9 2.9 6.0
Development (savings) on prior year loss reserves 2.4 3.7 1.5 1.6 2.4 1.9 0.4 2.2

For Further Information:
Jeffrey D. Miller
Senior Vice President and Chief Financial Officer
Phone: (717) 426-1931
E-mail: investors@donegalgroup.com
Website: investors.donegalgroup.com
Pursuing Effective
Business Strategy in
Regional Insurance Markets